THE LAZARD FUNDS, INC.
LAZARD RETIREMENT SERIES, INC.

Lazard International Equity Portfolio
Lazard International Equity Select Portfolio
Lazard Retirement International Equity Portfolio
Lazard Retirement International Equity Select Portfolio

Supplement to Prospectuses dated May 1, 2006

Effective September 9, 2006, the following supplements, and to the extent contrary replaces, the provisions in the section entitled “Investment Objective, Strategies, Risk/Return and Expenses—Principal Investment Strategies”:

The Portfolio may invest up to 30% of its assets in securities of companies whose principal business activities are located, in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Effective September 9, 2006, the following supplements the provisions in the section entitled “Investment Objective, Strategies, Risk/Return and Expenses—Principal Investment Risks”:

The securities of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Dated: August 9, 2006